Exhibit 99.3

America’s Intelligent EV Fast Charging Network Confidential

Disclaimer CONFIDENTIAL | 2 The information in this Presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Climate Change Crisis Real Impact I Acquisition Corporation ("CRIS") or EVgo Services LLC ("EVgo"). This Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination of CRIS and EVgo and for no other purpose. The information herein does not purport to be all-inclusive. Please refer to the business combination agreement and other related transaction documents for the full terms of the transaction. Please also refer to the "Important Information About the Business Combination and Where to Find It" paragraph below. Neither EVgo, CRIS, nor any of their respective affiliates have any obligation to update this Presentation. Although all information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding the proposed business combination of EVgo and CRIS. Recipients of this presentation should each make their own evaluation of EVgo, CRIS and the potential transaction and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Industry Data Information contained in this Presentation concerning EVgo's industry and the markets in which it operates, including EVgo's general expectations and market position, market opportunity and market size, is based on information from EVgo management's estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties. In some cases, we may not expressly refer to the sources from which this information is derived. Management estimates are derived from industry and general publications and research, surveys and studies conducted by third parties and EVgo's knowledge of its industry and assumptions based on such information and knowledge, which we believe to be reasonable. In addition, assumptions and estimates of EVgo's and its industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause EVgo's future performance and actual market growth, opportunity and size and the like to differ materially from our assumptions and estimates. Trademarks and Trade Names CRIS and EVgo own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with CRIS or EVgo, or an endorsement or sponsorship by or of CRIS or EVgo. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the , TM or SM symbols, but such references are not intended to indicate, in any way, that CRIS or EVgo will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Use of Projected Financial Information This Presentation contains projected financial information with respect to EVgo, namely gigawatt-hour throughput, revenue, free cash flow, adjusted EBITDA, adjusted EBITDA margin, capital expenditures and operating costs for 2020-2027. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "forward-looking statements" paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of CRIS nor the independent registered public accounting firm of EVgo, audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Use of Non-GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended (the "Act"). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by CRIS with the Securities and Exchange Commission (the "SEC"). Some of the financial information and data contained in this Presentation, such as EBITDA, adjusted EBITDA margin and free cash flow, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). CRIS and EVgo believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to EVgo's financial condition and results of operations. CRIS and EVgo believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing EVgo's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in EVgo's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Important Information About the Business Combination and Where to Find It In connection with the proposed business combination, CRIS intends to file preliminary and definitive proxy statements with the SEC. The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of CRIS as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. Stockholders of CRIS and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with CRIS's solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination because the proxy statement will contain important information about CRIS, EVgo and the proposed business combination. When available, the definitive proxy statement will be mailed to CRIS's stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: Climate Change Crisis Real Impact I Acquisition Corporation, 300 Carnegie Center, Suite 150 Princeton, NJ 08540, Attention: Secretary, telephone: (212) 847-0360. Participants in the Solicitation CRIS, EVgo and their respective directors and executive officers may be deemed participants in the solicitation of proxies from CRIS's stockholders in connection with the business combination. CRIS's stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of CRIS in CRIS's final prospectus filed with the SEC on September 30, 2020 in connection with CRIS's initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CRIS's stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement that CRIS intends to file with the SEC. Forward-Looking Statements This Presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Press Release, regarding CRIS's proposed business combination with EVgo, CRIS's ability to consummate the transaction, the benefits of the transaction and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the respective managements of CRIS and EVgo and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CRIS or EVgo. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of CRIS or EVgo is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to EVgo; the amount of redemption requests made by CRIS's stockholders; the overall level of consumer demand for EVgo's products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of EVgo's customers; EVgo's ability to implement its business strategy; changes in governmental regulation, EVgo's exposure to litigation claims and other loss contingencies; disruptions and other impacts to EVgo's business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of EVgo's suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on EVgo and its suppliers and customers; EVgo's ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, CRIS's information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect CRIS's or EVgo's financial results is included from time to time in CRIS's public reports filed with the SEC, as well as the preliminary and the definitive proxy statements that CRIS intends to file with the SEC in connection with CRIS's solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or CRIS's or EVgo's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CRIS nor EVgo presently know, or that CRIS and EVgo currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CRIS's and EVgo's expectations, plans or forecasts of future events and views as of the date of this Presentation. CRIS and EVgo anticipate that subsequent events and developments will cause their assessments to change. However, while CRIS and EVgo may elect to update these forward-looking statements at some point in the future, CRIS and EVgo specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CRIS's or EVgo's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Introductions & Presenters David Crane CEO - CRIS David Nanus Co - Head, Private Equity, LS Power Chairman, EVgo Ivo Steklac COO / CTO Cathy Zoi CEO Olga Shevorenkova CFO Jonathan Levy CCO CONFIDENTIAL | 3

Transaction overview CONFIDENTIAL | 4 The B u sine s s Vision & Mandate O ffe r i ng Size V a l u at i o n Capital S t ruc t ure (1) Net proceeds assume no redemptions by CRIS stockholders. • EVgo is an industry leading builder, owner and operator of EV fast charging in the U.S. • Pure - play investment in essential 21 st century infrastructure • Difficult - to - replicate consumer - facing network effect • Climate change is a foundational issue and society is shifting towards decarbonization • Transportation currently generates the largest share of U.S. carbon emissions • EVgo is an essential leader in the transition to clean mobility • Climate Change Crisis Real Impact I (“CRIS”) has $230mm of cash in trust • Proposed PIPE size of $400mm • Pro forma enterprise value of $2.0bn • Attractively valued entry multiple relative to peers • Existing EVgo shareholders will be rolling 100% of their equity • ~$585mm of net proceeds (1) to fully fund business until projected cash flow positive in 2026E • Strong balance sheet – EVgo has no debt

Visionary Leadership in Renewables, Distributed Generation and Retail Two World Class Teams that have Generated Enormous Shareholder Value Beth Comstock Anne Frank - Shapiro CCO COO John Cavalier CFO David Crane CEO Investment Thesis Exceptional market growth in the EV space EVgo is an industry leader with wide and growing competitive moat п = EVgo is uniquely positioned to create disproportionate shareholder value Leading Energy Investor and Developer Vision, innovation and track record of success in disruptive energy infrastructure CONFIDENTIAL | 5 x Founded in 1990, LS Power is a leading developer, investor and operator across the electric power and energy infrastructure space x Raised $46bn in dedicated capital to support its investment and development activities, including $10bn in private equity funds and other partnerships x Early mover in the space focused on opportunities that make energy delivery and the grid more efficient x Built several of the largest independent energy platforms in the U.S. (e.g. transmission, generation, and energy storage)

$300bn of OEM commitments 12mm EVs in fleet commitments by 2040 Rideshare Shared Mobility Logistics Shifting Consumer Preferences All Roads to Electrification Run Through EVgo Government Commitments to Zero - Emissions 100x expansion of EVs on the road by 2040 CA + 14 other U.S. states DCFC needs increase from 5% to 40%+ EVgo Partnerships with OEMs, Fleets, Rideshare OEM Agnostic: EVgo can charge any EV EVgo owns largest U.S. public DC Fast Charging Network CCS C H Ad e M O T e s l a 2019 2027 2040 Source: Reuters, Bloomberg New Energy Finance, and Company materials. All EV adoption accrues to the benefit of EVgo CONFIDENTIAL | 6

EVgo DC Fast Charger Site EVgo: Current Snapshot of a Pure Play Market Leader Source: Company estimates, PlugShare. (1) Based on company estimates of 2020E kWh market share, excluding Tesla. EVgo has 34% market share of urban DC Fast Chargers based on Plugshare public DC Fast Chargers with capacity greater than or equal to 44 kW, including non - networked chargers and excluding Tesla Superchargers captive to Tesla EVs, as of 9/30/20. “Urban” includes ATL, BAL, BOS, CHI, DC, DEN, DFW, HOU, LA, MIA, NYC, PHIL, PORT, SAN, SD, SEA, SFBA. Jan 2020 vs Jan 2019 – last pre - COVID month for comparison. By 2027, EVgo expects to have built over 16,000 DC fast chargers, inclusive of GM build out. (2) (3) EVgo’s Market Leading Position 1,412 Current DC Fast Chargers 2,750 DC Fast Chargers to be added under GM contract (3) 34 states 68 major metropolitan areas 83% Californians within 10 Miles of EVgo charger CONFIDENTIAL | 7 818 #1 in DC Fast Charging Sites Only charge partner Engaged by multiple OEMs to build out DCFC network 50% Retail DC market share (1) 100% Renewable energy powered 48% Direct Margin YTD 2020 45% Y - o - Y Retail throughput growth (2) 220,000+ Active Customers 41% Americans within 10 Miles of EVgo charger

EVgo: A History Rooted in Firsts First in OEM par t ne r ships First 350 kW charger Won ESNA award for storage project First to offer modular mobile DCFC First to win Appendix D grant statewide First to go 100% renewable First nationwide infra buildout First multi - city partner with Lyft Founded by NRG Energy First to partner with Uber Tesla Connector First to partner with autonomous fleet First to 500 locations First 150kW charger in the U.S. First dedicated rideshare charging depots First urban fast charging First to 800 locations First to implement bilateral interoperability First charging network with integrated Tesla connectors EVgo has been a pioneer and innovator in the fast charging business model since 2010, creating unique industry experience, expertise and first mover advantages 2010 2012 2014 2016 2017 2018 2019 2020+ First to partner with Avis Budget A decade - long track record of success catalyzed by enduring partnerships CONFIDENTIAL | 8

M ax i m i ze Uptime Expand C u s t omer Offerings Driven by customer value prop Business Model Flywheel Sustains and Increases EVgo’s Competitive Moat Lower customer acquisition costs and increase brand loyalty CONFIDENTIAL | 9 Margin stacking opportunity for each customer type Focus on maximizing project level cash returns Fully integrated business model Charger availability and network redundancy Unique selling points for each customer: Retail, OEM, Fleet, Utility and Government

EVgo’s Purpose Driven Model Directly Leveraged to EV Adoption Source: Company materials, Environmental Protection Agency GHG Equivalencies Calculator. Accumulating Benefits From All Electric Miles Steady Cash Flow Generation Strategic Advantages of Build, Own and Operate ESG is in EVgo’s DNA x EVgo has powered 263 million zero - emission miles, reducing 102,000 MT of CO 2 x EVgo is the only 100% renewable powered EV charging network in the U.S. x EVgo COVID - care pricing for essential frontline workers serving communities during the pandemic x Multi - faceted employee - led action plan on Diversity and Inclusion CONFIDENTIAL | 10 x High returns and a - cyclical cash flows; critical infrastructure supported by defensible moats x Offers significant runway for capital deployment at attractive returns x Equipment and design specifier creates competition among vendors and declining hardware costs x Ownership of network design, price and location drives enhanced user experience, retention and brand loyalty x Provides compelling value proposition to all stakeholders x Does not require customers to pay high upfront capex and ongoing O&M x OEM Agnostic: monetizes all EV types and models, installed base, VIO and VMT increase x Flywheel effect from expanding customer base and usage x Built in “same store sales” growth; driver - based recurring revenue model x Gross margin leverage through increased utilization and yield management

EV Market is Poised for Tremendous Long Term Growth 1 1 1 1 2 4 3 5 7 14 76 0 10 20 30 5 0 4 0 0 2 4 6 8 2019 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2030E 2040E Retail Fleet MHD EV Sales U.S. Electric Vehicles In Operation (“VIO”) • Unprecedented EV VIO growth with 24% CAGR, or almost 100x , expected between 2019 and 2040, opens a massive addressable market • Growth driven by increase in EV models available and purchase price parity between EV and ICE vehicles • Electric vehicle electricity consumption expected to realize 28% CAGR, or 176x TAM growth, between 2019 and 2040 • By 2040, ~28% of all U.S. vehicles are expected to be battery electric, implying significant additional growth thereafter (1) 2 2 3 5 8 13 18 25 34 67 390 EV Total Addressable Market (“TAM”) 2019 – 27 CAGR 32% Retail 2027 - 40 CAGR 19% Retail 2019 - 40 CAGR 24% Retail 86% Fleet 25% Fleet 45% Fleet 152% MHD 17% MHD 57% MHD 41% Total ( 16x) 21% Total (11x) 28% Total (176x) 2019 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2030E 2040E Retail Fleet MHD Source: Company estimates, U.S. Department of Transportation, BNEF and Wall Street research. Note: 2019 through 2027 based on company estimates, 2030 and 2040 based on BNEF. (1) Based on 273mm registered vehicles in the U.S. ( T W h ) 75 (EV unit sales in millions) (Total EVs in millions) 2019 – 27 CAGR 30% Retail 81% Fleet CONFIDENTIAL | 11 2027 - 40 CAGR 15% Retail 19% Fleet 2019 - 40 CAGR 20% Retail 40% Fleet 158% MHD 15% MHD 57% MHD 32% Total ( 9x) 20% Total (11x) 24% Total (97x)

Sizing up the market 2027E VIO 7.25mm BEVs TAM 34,347 GWh SAM 11,739 GWh SOM 2,478 GWh VIO = Beginning VIO + Sales - Retired ▪ How many electric vehicles ▪ Proprietary estimates of EV adoption cross - referenced against reputable market research TAM = VIO x VMT x Efficiency ▪ How much electricity is needed to power those vehicles ▪ VMT: Vehicle Miles Traveled ▪ Efficiency: Measured in kWh per mile, based on EV mix SAM = TAM x % DC Fast Charging ▪ How much of that power comes from DC Fast Charging ▪ Retail estimates of % DC Fast Charging range 5% - 12% ▪ Fleet estimates approach 60% by 2027 ▪ BNEF forecasts 30% DCFC usage for LDV by 2030 SOM = EVgo kWh / SAM ▪ Technology - focused platform improves user experience resulting in increased captured SOM Source: BNEF Long Term Electric Vehicle Outlook 2020, May 2020, BNEF Share of Global EV Charging and Company estimates. VIO Vehicles in Operation CONFIDENTIAL | 12 TAM Total Addressable Market SAM Serviceable Addressable Market SOM Share of Market

Source: Company estimates. 35 hours 17 hours 100 Mile Charge Time 4 mi/kWh 2 mi/kWh Level 1 Level 2 6½ hours 3.3 hours 1.44 kW 7.68 kW 50 kW 350 kW DC Fast Charging 30 minutes 60 minutes 5 minutes 9 minutes Medium Duty / Shipping Light Duty / Delivery Crossovers, Sedans: 3 – 4 miles/kWh SUVs: 2 – 3.5 miles/kWh Pickups: 2 – 3 miles/kWh Delivery Vans: < 1 mile/kWh Trucks Semis Heavy Duty / Transport Passenger Fleet Increasing charge rates, usage per mile, and battery sizes necessitate DCFC infrastructure Charging Landscape 101: A Movement Toward DC Fast CONFIDENTIAL | 13

34% 2 , 4 28 5 , 6 05 3 , 7 06 42% 34,347 GWh 22 , 155 100 ,7 4 7 39 , 038 0.1 0.1 0.3 1 2 3 6 8 12 22 9% 10% 14% 17% 20% 21% 21% 21% 21% 2019 2020E 2021E 2022E 2023E 2027E 2030E 2040E EV Charging Growing Rapidly; DCFC Growing Faster Growth driven by Fast Charging need from Fleets, MHD and Retail (EVgo % market share) 162 Serviceable Addressable Market (“SAM”) Retail 2024E MHD Fleet ( TWh ) 2025E 2026E EVgo Market Share (1) 5% 93 16 3 389,814 GWh (2) 2,214 GWh Retail Fleet MHD Fast Charging Source: Company estimates and BNEF. Note: 2019 through 2027 based on company estimates, 2030 and 2040 based on BNEF. (1) Represents estimated EVgo market share of Retail and Fleet only; market share includes Tesla. Assumes market share held constant post 2027. (2) BNEF Long Term Electric Vehicle Outlook 2020. CONFIDENTIAL | 14 2019 – 27 CAGR 50% Retail 109% Fleet 143% MHD 2027 - 40 CAGR 19% Retail 25% Fleet 20% MHD 2019 - 40 CAGR 30% Retail 52% Fleet 57% MHD 79% Total (105x) 22%Total (14x) 41%Total (1,454x) 2027 TAM 2040 TAM 2019 TAM

EVgo Network Build - Out Defined by Customer Needs Utilities • Partner on rate reform, interconnection, and program design • Provide clean path to load and rate base growth • $2.6bn of available capex incentives and grants (2) Fleets • Build to service rideshare, delivery, municipal, autonomous, and other fleet segments • Support fleets with development expertise • Provides access to existing public network MHD Depots • Build, own and operate dedicated charging for a wide range of applications • Manage development, energy and O&M Government • Work directly with regulatory agencies and government officials • Engage at federal, state and local levels: ~$750mm of state funding initiatives available (1) OEMs • Collaborate to build in high priority markets and drive adoption • Engage with OEMs to optimize site and station design Premium Site Locations • Develop sites in geographies with high EV penetration • Co - locate with retail partners (1) (2) Estimates $250mm of funding based on states electing to use the maximum 15% of their App D for EVSE; total App D funding of $2.7bn for 2.0 liter and $235mm for 3.0 liter. Estimated ~$500mm non - App D state funding. Approved as of August 2020. Diverse market segments CONFIDENTIAL | 15

Fleets EVgo’s Partnerships with OEMs, Fleets, Site Hosts and Governments (1) Active dedicated charging arrangement with major autonomous vehicle player. O E M s H o s t s IL CO NJ NY VA NC CA WA MA MD Government & Utilities (1) Active customers or engagements CONFIDENTIAL | 16

EVgo Partners with Key Strategic OEMs EVgo is routinely the first call for major OEMs, further strengthening its position as the DC Fast Charging leader; EVgo OEM partners represent 90% of U.S. BEV sales (1) • 770 Connectors to be installed on EVgo chargers enabling Tesla charging across EVgo network • Chargers with Tesla Connectors are embedded in Tesla’s in - dash navigation system ; only non - Tesla DCFC • Charging Tesla is highly accretive to EVgo network • Drives significantly higher average charge acceptance rate: Model 3 on a 50kW DCFC has ~45% higher throughput than non - Tesla (2) • Active contract with GM for the development of 2,750 EVgo chargers • New stations will be available to customers starting early 2021 • Will be located in highly visible areas • Most will be able to charge at least four vehicles simultaneously • Stations will feature charging technology with 100 - 350 - kilowatt capabilities configured to meet the needs of new EVs coming to market • Initially collaborated with Nissan North America in 2014 for pilot “No Charge to Charge” program • Provided promotional charging for Nissan EVs (e.g. LEAF) • Established Retail beachhead for EVgo • Entered “Nissan 2 . 0 ” contract in 2019 to continue profitably expanding charging services, customer base, and network size • In 2 . 0 contract, EVgo is the preferred provider of charging services and $ 250 in charging credit to customers (1) (2) Experian. When charging from 50% to 85% SOC. Model 3 is best - selling EV with a dominant market share: Tesla represents 78% of all EVs sold in the US in 2019 and 84% in 9M2020. CONFIDENTIAL | 17

Fast Charging is Essential for Fleet Drivers EVgo supported the roll out of Lyft EV fleet vehicles in Atlanta, Denver and Seattle; pilot programs began in 2019 • Lyft’s commitment to sustainability and clean transportation driving investment in electrification • Over 100 Lyft fleet vehicles have doubled utilization at EVgo’s Denver charger locations Lyft Case Study Fast Charging is Essential for Rideshare Business Model • Rideshare drivers typically travel > 200 miles / day (1) • 85% of rideshare drivers have NO access to home charging (1) • Annual VMT ranges from ~25,000 to 60,000+ • Rideshare drivers are evangelists for EVs Each Driver Adds 2 - 3% Utilization to an EVgo Charger Up to 8,500 kWh Annually Crossover & Sedans Average EV Efficiency DC Fast Charging 75% of total rideshare usage is DCFC 3.5 miles/kWh One Rideshare Driver 40,000 Miles / year average VMT Denver Monthly Figures Pre - Lyft (2) Post - Lyft (3) Current (4) U t i l i z a t i o n 5.87% 11.28% 12.91% kWh 25,453 61,449 87,182 M inutes 60,898 127,189 161,305 S ess i o n s 2,215 3,540 4,122 (1) (2) (3) (4) Proprietary EVgo Data. November 2019. February 2020. October 2020; Company expects further utilization expansion after effects of COVID - 19 reside. CONFIDENTIAL | 18

Station C o nfi g u r at i on C o m mis s i o ni n g Site Development Network Management / O&M Network Planning Project Economics Analysis Station Revenue EVgo’s Proprietary Advantages in Developing and Operating DCFC 2 6 1 5 4 Construction 7 8 3 In house customization of SiteTracker and Salesforce (1) Inventory of over 1,800 near term developable locations Over 27,000 prospect sites, 95% subject to MSAs (2) (1) (2) Denotes EVgo’s proprietary enhancements to development & operations. Master Site Agreements (“MSA”s) give EVgo optionality and flexibility in deploying capital across host properties. From Greenfield Site to DC Fast Charging: EVgo applies its IP at every step AmeriGo (1) MSAs (1)(2) Station Design IP (1) Bertie, Grant Capture (1) Customer applications (1) Data Analytics (1) Checkers (1) CONFIDENTIAL | 19

Year 0 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Business Model Underpinned by Strong Unit Economics California Project • 2 100kW and 4 175kW chargers equipped with 2 Tesla Connectors in LA • Assumes both program funding and partner funding at beginning of project ($ and kWh in thousands) Source: EVgo Bertie analysis toolkit. (1) EVgo believes charging assets have 10+ year useful life. Underwriting evaluation period limited to 7 years to de - risk projections. 7 Year Unlevered IRR: 35.0%+ (1) Payback period: ~2.5 years Average cash yield: ~ 50% (1) Year 0 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 7 Year Unlevered IRR: 30.0%+ (1) Payback period: ~3.5 years Average cash yield: ~ 50% (1) • Robust underwriting standards underpin disciplined capital allocation • Multi - faceted analysis for each charging underwriting • Proprietary utilization data and sophisticated forecasting tools Annual Cash Flow ($260) $85 $180 Payback period 2.5 yrs. Non - California Project • 2 100kW and 2 350kW chargers equipped with 2 Tesla Connectors in Washington • Assumes only program funding at beginning of project, as well as a lease bonus to the host ($ and kWh in thousands) Year 0 Year 1 Year 7 (1) Year 0 Year 1 Year 7 (1) kWh Dispensed 155 705 kWh Dispensed 145 545 Utilization 8.9% 22.9% Utilization 11.1% 23.7% Revenue $265 $470 Revenue $70 $245 ( – ) Operating Expenses (180) (290) ( – ) Operating Expenses ($10) (50) (95) EBITDA $85 $180 EBITDA ($10) $20 $150 Net capex (260) Net capex (165) Annual Cash Flow ($175) $20 $150 Payback period 3.5 yrs. CONFIDENTIAL | 20

8.5 8.0 7.6 7.0 6.5 EV g o El e ctri fy C h a r g ePoin t Bli n k Gre e nlots America 80 115 202 224 2017YE 2018YE 2019YE Sept. 2020 Annual Customer Accounts – Growing Faster Than Market (000s) 41% customer CAGR vs. 11% non - Tesla VIO growth EVgo’s Reputation Drives Customer Acquisition and Retention Operational excellence has led to 98% uptime , resulting in superior customer satisfaction and PlugShare scores (1) Source: PlugShare and company estimates. (1) Represents average scores in California only and includes chargers of at least 25kW (max). California represents ~44% of U.S. EV market with greatest DCFC footprint and consumer charging choice. EVgo score of ZEV states is 8.4 compared to 8.4. 7.8, 7.7 and 7.7 for Electrify America, Greenlots, ChargePoint and Blink, respectively. Scores as of October 2020. (2) Account holders enjoy the flexibility of roaming access by using EVgo app at partner charging networks; measured on a revenue basis. Average NPS 41 October 2020 58,047 2018 75,050 2020 YTD 1.3x Social media Website visits 552 , 15 6 2018 889 , 74 9 2020 YTD 1.6x App downloads 29,078 2018 86,242 2020 YTD 3x Focus on retail channel marketing... CONFIDENTIAL | 21 x Strong digital marketing and social media presence x Customer outreach, trade shows x Perks, pricing, discounts and sales x Market research ...creating leading brand equity in key retail segment, driving customer satisfaction EVgo’s inbound roaming is ~2x outbound roaming driven by superior customer experience and locations (2)

50kW – 350kW chargers EVgo’s primary asset base of DCFC provides foundation of fast charging infrastructure EVgo’s Innovation Drives Superior Customer Experience and Enhances Product Offerings, Widening the Competitive Moat EVgo’s development of next generation hardware… …complements its pioneering software applications EVgo Advantage Receive coupons while charging Pilot underway; Launch Q1’21 EVgo Access Smart access to chargers within parking lots/garages within app Underway Pilot Q4’20; Launch Q2’21 Reservations Charger available upon arrival Rewards Earn and redeem points while charging Pilot underway; Launch early 2021 Tesla Connector EVgo is the only DC Fast Charging company capable of charging all EVs with its proprietary Tesla Connectors Next Generation Chargers Power sharing station architecture “future proofs” the station, ensures ability to meet kW demand increases FastStart EVgo is the only DC Fast Charging company capable of modular charging infrastructure ideal for temporary applications CONFIDENTIAL | 22

Future Proofed Fast Charging Next generation power sharing architecture modularizes EVSE and increases asset utilization • Designed for power delivery in excess of capabilities of next generation EVs • Architecture allows EVgo to augment power, add connectors and optimize capacity • Modularization commoditizes hardware and centralizes management logic, accelerating equipment cost declines over time • Design and underlying control reduces COGS and optimizes throughput, increasing returns Illustrative Power Sharing Architecture AC DC Grid Battery DC DC DC DC DC DC DC DC DC - B u s P o we r B l o c k s C oo li n g Integrated Charger Charging D i spe n se rs C H Ade M O CCS CCS CCS CCS Tes l a Power C a b i n et s C oo li n g C oo li n g AC DC M M CCS Tes l a C oo li n g DC Power Routing + Sharing Station - level Energy Management Site Design for Best Customer Experience EVgo’s customer - centric site design philosophy considers use case, future EV capabilities, and upgradeability • Sites often include additional trenching, conduit equipment, pads and larger switchgear to size for more chargers or increased power • Infrastructure sized using probabilistic modeling of future behavior and charge rates to ensure proper capacity • Station layouts incorporate OEM input to ensure all future EVs are able to charge EVgo is focused on optimizing EVSE architectures and station designs to drive returns CONFIDENTIAL | 23

40 63 69 206 467 550 560 818 EV g o N o n - n e t w o rked C h a r g e Po i nt Electrify America G r e e n l o t s B l in k W e b a s to EV Connect O pCo n n e c t R e c a r g o Ne t wo r k Irvi n e C o mp a n y E V o l ve NY Vo l ta EVgo is the Only Pure Play DCFC Owner and Operator with Fully Integrated Network Source: Company data and PlugShare as of 9/30/20. Note: PlugShare DC Fast Chargers represents public chargers with capacity greater than or equal to 44 kW as of 9/30/20. (1) Excludes Tesla; EVgo total based on EVgo database as of 9/30/20. (2) Sourced from 1H20 California Air Resources Board data. Current public DCFC infrastructure (1) (# of DCFC charging sites – PlugShare data) EVgo charger network has superior utilization given key locations in higher density urban areas During 1H20, EVgo CA network utilization was ~5x its nearest competitor (2) Non - networked Company A CONFIDENTIAL | 24 Company B Company C Company D Company E Company F C o mp a n y G 10 C o mp a n y H 4 Company I 3 Company J 2 Company K 1 Generally does not own and operate DCFC

2 5 1 5 24 69 245 578 1,117 1,731 2,478 0 . 1 0.1 0.3 0.7 1.7 3.4 5.6 8.4 11.7 2019A 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E EVgo (GWh) SAM (TWh) 2 2 3 5 8 13 34 TAM (TWh) 1,278 1,440 3,302 5,088 7,178 9,434 12,613 16,212 1 1 1 1 2 3 4 5 2019A 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E EVgo DCFC Chargers EV VIO (millions) DCFC Infrastructure is Necessary for the Growth of EVs EVgo levered to EV adoption with embedded growth and even faster growing DCFC market as drivers increasingly require access to fast, convenient charging infrastructure DCFC infrastructure tracks EV adoption... …but outpaces overall charging demand 7 CONFIDENTIAL | 25 Source: Company estimates. EV VIO CAGR: 33% EVgo DCFC CAGR: 41% TAM TWh CAGR : 41 % SAM TWh CAGR : 79 % EVgo GWh CAGR : 78 % EV VIO (millions) EVgo DCFC Chargers 2,211 EVgo (GWh) TAM (TWh) 25 18 SAM (TWh)

$1 8 $1 4 $20 $54 $166 $326 $596 $905 $1,289 2019A 2020E 2024E 2025E 2026E 2027E 2021E 2022E 2023E Retail Fleet M H D O t her Strong Financial Profile Driven by Market Growth and Operating Leverage Network Throughput (GWh sold) Revenue (1) ($ in millions) 25 15 24 69 245 578 1,117 1 , 731 2,478 2019A 2020E 202 5 E 202 6 E 202 7 E 2021E 2022E 2023E 2024E R et ail Fleet ($15) ($29) ($58) ($43) $ 5 $193 $331 $507 Adj. EBITDA and Operating Costs (1)(2) ($ in millions; costs as % of sales) 332% 260% 13 8% 57% 37% $60 25% 21% 19% 2024E 2025E 2026E 2027E Operating Costs (2) 2019A 2020E 2021E 2022E 2023E Adj. EBITDA (1) Note: Engineering & Construction salaries and third - party tech costs are fully expensed; GAAP generally capitalizes a portion of these costs and would otherwise result in an increase to earnings. (1) Certain contractual OEM payments to be received from 2021 - 2025 have been excluded from Revenue and Adjusted EBITDA in these projections pending determination of appropriate accounting treatment of those payments. To the extent that these payments are excluded from revenue for accounting purposes in those years, those revenues will be deferred and recognized in full in future years. Adj. EBITDA shown excludes D&A included in cost of sales. 2019 actuals include related party revenue. (2) Operating costs include SG&A and total network non - energy costs. CONFIDENTIAL | 26 ($ 42 ) ($ 44 ) ($ 3 ) $43 $155 $278 $440 ($112) ($126) ($129) ($107) ($ 4 ) $48 $185 202 1 E 202 2 E 202 3 E 202 4 E 202 5 E 202 6 E 202 7 E Free Cash Flow ($ in millions) Total EVgo C h a r g e rs 16 , 2 1 2 12 , 6 1 3 9 , 4 3 4 7 , 1 7 8 5 , 0 8 8 2 , 2 1 1 3 , 3 0 2 C O V ID - 19 C O V ID - 19

($ in millions) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E Total EVgo GWh Throughput 15 24 69 245 578 1, 117 1, 731 2, 478 Revenue (1) $14 $20 $54 $166 $326 $596 $905 $1, 289 Growth (%) 49% 164% 207% 97% 83% 52% 42% Adj. EBITDA (1) ($29) ($58) ( $43 ) $5 $60 $193 $331 $507 Adj. EBITDA Margin (%) NM NM NM 3% 19% 32% 37% 39% Contractual OEM Payments – 20 24 31 9 5 – – Net Growth CapEx (12) (70) (82) (126) (151) (160) (230) (255) Free Cash Flow ($36) ($112) ($126) ( $129 ) ( $107 ) ( $4 ) $48 $185 CONFIDENTIAL | 27 Summary Financial Forecast Note: Engineering & Construction salaries and third - party tech costs are fully expensed; GAAP generally capitalizes a portion of these costs and would otherwise result in an increase to earnings. (1) Certain contractual OEM payments to be received from 2021 - 2025 have been excluded from Revenue and Adjusted EBITDA in these projections pending determination of appropriate accounting treatment of those payments. To the extent that these payments are excluded from revenue for accounting purposes in those years, those revenues will be deferred and recognized in full in future years. Adj. EBITDA shown excludes D&A included in cost of sales.

EVgo Competitive Moats Continue to Grow Wider and Deeper Uniquely positioned to capture and create value in the EV charging space ▪ Electrification unlocks a massive addressable market ▪ Total TWh demand expected to grow 30x by 2030 and 100x by 2040 (1) Large and Growing Market ▪ Build, own and operate model that achieves profitable growth ▪ Disciplined data - driven underwriting drives capital allocation with minimum return thresholds ▪ Robust long - term cash flow generated by each site Compelling Unit Economics ▪ Tailored value proposition across diverse ecosystem of top - tier partners ▪ Leading partnerships with GM, Nissan, Whole Foods, Kroger and others ▪ Drives flywheel effect, lowering customer acquisition costs, accelerating growth, and enhancing EVgo’s competitive moat Industry Leading Partners ▪ Largest portfolio of sites (#1 in the country by # of locations) (2) ▪ Charger locations (MSAs with 3 out of 5 top U.S. retailers, urban focus) Superior Locations and Site Positions ▪ Proprietary analytics and technology platform informs optimal location / network design and performance ▪ Enhances best - in - class customer experience and retention Proprietary T e c hn o log y CONFIDENTIAL | 28 (1) (2) 2019 through 2027 based on company estimates, 2030 and 2040 based on BNEF. Based on company data and PlugShare as of 9/30/20.

Transaction Overview and Pro Forma Equity Ownership Pro Forma Valuation (1)(3) ($ in millions) Share price Pro forma shares outstanding (mm) Pro Forma Post Money Ownership (1)(3) (1) (2) (3) Assumes no redemptions from the public shareholders of CRIS. Cash in Trust value as of 9/30/20. Values shown assuming $10 per CRIS shares for illustrative purposes; does not include impact of 1.4 million shares of sponsor earn - out, 11.5mm public out - of - the - money warrants or 6.6mm Sponsor out - of - the - money warrants. Transaction Structure • CRIS and EVgo anticipate entering into a business combination agreement by January 22, 2021 • The transaction would thereafter be expected to close in Q2 2021 • Post - closing, the combined company will be listed on the Nasdaq and retain the name, “EVgo” • Transaction will utilize Up - C structure and include a tax receivable agreement Valuation • Transaction reflects a ~$2.6bn post - money equity valuation for EVgo, representing a highly attractive opportunity to invest in a leader in the EV charging space • Proceeds from transaction will be used to capitalize the balance sheet with $585mm, and will be primarily used to fund the buildout of its charging infrastructure network (1) Capital Structure • The transaction will be funded by a combination of $230mm cash held in trust and $400mm in PIPE proceeds (1) • All - primary transaction; existing EVgo shareholders, including management, are rolling their equity and are expected to collectively own ~74% of the pro forma company at closing Sources & Uses (1) ($ in millions) Existing EVgo S h ar eh o lders 74.4% PIPE I n v e s tors 15.2% CRIS S h ar eh o lders 8.7% CRIS Sponsor Shares 1.6% $10 . 0 0 263 . 1 Equity value $2,631 Plus: debt – L ess : c a s h t o b a l a n c e s he e t (585) Enterprise value $2,046 S ou r c e s U s e s $230 1 , 95 8 Rollover equity Cash to CRIS Trust (2) Rollover equity PIPE Founder shares Total sou CONFIDENTIAL | 29

Public Comparable Universe for EVgo x Accessing same broad market mega trends on charging buildout and EV adoption x “Pure play” and will be reflexive comparable for investors Different business model at core EV charging EV ecosystem Clean i n f r a s tructure Clean tech High - growth i n f r a s tructure x Tesla is a recognized leader in EV production and sales DCFC is small part of overall business (and valuation) Different level of scale and brand recognition x Similar business model (own and operate) x Plays to similar ESG trends in sustainability Different point of adoption / investment cycle Different structures and dividend payout make reference valuation metrics less comparable x Plays to sustainable trends in the markets Varying degrees of capital intensity and technology risk Different, unrelated products x Similar distributed business model long - term (build, own and operate) x High secular growth, capital intensive sectors driven by location and siting Different locational drivers CONFIDENTIAL | 30

EV Charging is 21 st Century Infrastructure Market Cap of Cell Towers 5 Years Ago: $87bn Today: $193bn Source: FactSet as of 1/15/21 . • EV charging bears striking similarities with other 21 st century infrastructure classes, like cell towers and data centers • These similarities include: • Rapid growth underpinned by a huge TAM • Attractive unit level return on invested capital • Recurring revenue streams • Importance of site selection • Use of data & technology • Corporate & commercial clients • A reflection of investor demand for these assets is evidenced by the market capitalization of the cell tower and data center sectors: ~ $320bn EV Charging is 21st Century Infrastructure and is Poised to Grow Rapidly with the Broader EV market $96 bn $67 bn $30 bn $64 b n $40 b n $6bn $4bn $4bn $ 9bn $87 bn $31 bn CA G R : 17% Market Cap of Data Centers 5 Years Ago: $31bn Today: $127bn CA G R : 33% CONFIDENTIAL | 31

EVgo‘s Business Model Compares Favorably to Peers Revenue Growth 151.8% 70.7% 66.9% 25.6% 7.8% 32.1% 6.2% EVgo26 CP26 EVBox Tesla Inc Clean Te c h 2020 – 2022E CAGR High - Growth In f ra s tru cture 2021 – 2024E CAGR Peer Median: 22.1% Source: Company materials, filings, and FactSet as of 1/15/21. Note: Clean Infrastructure includes BEP and AMRC; Clean tech includes ENPH, SEDG, NOVA and BE; High - growth infrastructure includes AMT, CCI, EQIX and DLR. (1) EVBox 2024E revenue growth and EBITDA margin based on “Subsequent Growth Phase” assumptions in December 2020 investor presentation. EBITDA Margin EBITDA Growth 134.1% 98.8% NM 21.6% 6. 2% 55.0% 7.0% EVg o 26 CP 2 6 EVB o x Tesla Inc Clean In f ra s tru cture 2021 – 2024E CAGR Clean Te c h 2020 – 2022E CAGR High - Growth In f ra s tru cture 2021 – 2024E CAGR Peer Median: 15.8% 36.6% 16.4% 25.0% 20.0% 34.3% 22. 8% 56.4% EVg o 26 CP 2 6 EVB o x Tesla Inc Peer Median: 25 . 9 % Clean In f ra s tru cture (2021E) Clean Te c h ( 2021 E ) High - Growth In f ra s tru cture (2021E) (2026E) (2026E) (2024E+) (1) (2021E) Clean In f ra s tru cture 2021 – 2024E CAGR CONFIDENTIAL | 32 2021 – 2024E CAGR 2021 – 2024E CAGR 2021 – 2024E CAGR 2021 – 2024E CAGR (1) 2024 – 2026E CAGR 2024 – 2026E CAGR 2021 – 2024E CAGR

CONFIDENTIAL | 33 EVgo – An Attractive Valuation Paradigm for Investors 2026E EBITDA $33 1mm Illustrative Comparable Reference Range 30.5x – 35.5x (2) Illustrative Future Enterprise Value $10.1bn – $11.8bn EV / 2021E EBITDA multiples Source: Company materials, filings, and FactSet as of 1/15/21. (1) Peer median of 32.8x for EV/EBITDA multiples and 2.6x for EV/EBITDA/growth reflects median of 12 peer constituency. (2) Reference range based on approximate ц 2.5x multiple of peer median. (3) Assumed discounted rate of 20.0%. (4) CAGR of 36.5%. Peer median: 32.8x (1) EV / 2021E EBITDA / growth 0.2x 0.3x 3.6x 1.5x 3.7x 5.0x 0.4x Cha r ge P oint Tesla (2024 – 2026E CAGR) Peer median: 2.6x (1) (2021 – 2024E CAGR) Clean infra str uctu r e (2 02 1 – 2024 E CA GR ) Clean tech (2 02 0 – 2022 E CA GR ) High - growth infrastructure (2 02 1 – 2024 E CA GR ) (2026 – 2030E CAGR) (2026 – 2030E CAGR) Deal Value $2.0bn 6.2x 13.3x 22.9x 73.1x 22.7x 107 .8 x 41.8x Deal Value (2026E) PV of Enterprise (3) Value (2026E) High - growth infra str uctu r e Clean tech Clean infra str uctu r e Ch a r g e P oint Tesla (2026E) PV of Enterprise Value (3) (4) Deal Value (4)

Appendix

CONFIDENTIAL | 35 ($ in millions) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E Total EVgo GWh Throughput 15 24 69 245 578 1, 117 1, 731 2, 478 Revenue (1) $14 $20 $54 $166 $326 $596 $905 $1, 289 Growth (%) 49% 164% 207% 97% 83% 52% 42% Gross Profit $7 $10 $31 $100 $182 $345 $522 $745 Gross Profit (%) 52% 50% 58% 60% 56% 58% 58% 58% Operating Costs (2) (36) (68) (74) (95) (122) (152) (191) (239) Adj. EBITDA (1) ( $29 ) ( $58 ) ($43) $5 $60 $193 $331 $507 Adj. EBITDA Margin (%) NM NM NM 3% 19% 32% 37% 39% Contractual OEM Payments – 20 24 31 9 5 – – Change in NWC 5 1 (1) (8) (6) (5) (6) (7) Regulatory Credit Timing Impact – (0) (5) (16) (12) (32) (39) (51) Maintenance and Upgrade CapEx (1) (5) (19) (16) (9) (6) (9) (9) Free Cash Flow ( pre - Net Growth CapEx) ( $24 ) ( $42 ) ($44) ( $3 ) $43 $155 $278 $440 Net Growth CapEx (12) (70) (82) (126) (151) (160) (230) (255) Free Cash Flow ( incl. Net Growth Capex) ( $36 ) ( $112 ) ($126) ( $129 ) ( $107 ) ($4) $48 $185 Detailed Financial Forecast Note: Engineering & Construction salaries and third - party tech costs are fully expensed; GAAP generally capitalizes a portion of these costs and would otherwise result in an increase to earnings. (1) Certain contractual OEM payments to be received from 2021 - 2025 have been excluded from Revenue and Adjusted EBITDA in these projections pending determination of appropriate accounting treatment of those payments. To the extent that these payments are excluded from revenue for accounting purposes in those years, those revenues will be deferred and recognized in full in future years. Adj. EBITDA shown excludes D&A included in cost of sales. (2) Operating costs include SG&A and total network non - energy costs.

CONFIDENTIAL | 36 Glossary B E V Battery Electric Vehicle BI Business Intelligence B N E F Bloomberg New Energy Finance B T F Behind the Fence CCS Combined Charging System D C F C Direct Current Fast Charger EV Electric Vehicle E V I Electric Vehicle Infrastructure E V SE Electric Vehicle Supply Equipment EO Executive Order F C I Fast Charging Infrastructure G W h Gigawatt Hour I C E Internal Combustion Engine k W h Kilowatt Hour L C F S Low Carbon Fuel Standard M D P P Market Development and Public Policy M H D Medium & Heavy Duty M S A Master Site Agreement M W h Megawatt Hour N P S Net Promoter Score O E M Original Equipment Manufacturer O & M Operating & Maintenance Expense RF I D Radio Frequency Identification RF S Renewable Fuel Standard S A M Service Addressable Market S O M Share of Market T A M Total Addressable Market T W h Terawatt Hour V I O Vehicles in Operation V M T Vehicle Miles Traveled Z E V Zero Emission Vehicle